Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2023
Transfers and Servicing of Financial Assets [Abstract]
Mortgage Servicing Rights
NOTE 9 — MORTGAGE SERVICING RIGHTS

BancShares originates certain residential mortgages loans to sell in the secondary market. BancShares’ portfolio of residential mortgage loans serviced for third parties was approximately $3.45 billion and $3.69 billion at December 31, 2023 and 2022, respectively. For certain loans, the originated loans are sold to third parties on a non-recourse basis with servicing rights retained. The retained servicing rights are recorded as a servicing asset and are reported in other assets. The associated amortization expense and any changes in the valuation allowance recognized were included as a reduction of mortgage income. MSRs are initially recorded at fair value and then carried at the lower of amortized cost or fair value.

Contractually specified mortgage servicing fees, late fees and ancillary fees earned are reported in mortgage income and were $9 million, $10 million, and $9 million for the year ended December 31, 2023, 2022 and 2021 respectively.

The following table presents changes in the servicing asset during the year ended December 31, 2023, 2022 and 2021:

Servicing Asset

dollars in millions	Year Ended December 31,
	2023	2022	2021
Beginning balance	$25	$23	$18
Servicing rights originated	4	4	11
Servicing rights obtained in CIT Merger	—	3	—
Amortization	(4)	(6)	(9)
Valuation allowance benefit	—	1	3
Ending balance	$25	$25	$23

The following table presents the activity in the servicing asset valuation allowance:

Servicing Asset Valuation Allowance

dollars in millions	Year Ended December 31,
	2023	2022	2021
Beginning balance	$—	$1	$4
Valuation allowance benefit	—	(1)	(3)
Ending balance	$—	$—	$1

MSRs valuations are performed using a pooling methodology where loans with similar risk characteristics are grouped together and evaluated using discounted cash flows to estimate the present value of future earnings. Key economic assumptions used to value MSRs were as follows:

MSRs Valuation Assumptions

	December 31, 2023	December 31, 2022
Discount rate	10.20%	9.62%
Weighted average constant prepayment rate	7.66%	6.76%
Weighted average cost to service a loan	$80	$81
The fair value of MSRs are sensitive to changes in assumptions and is determined by estimating the present value of the asset’s future cash flows by utilizing discount rates, prepayment rates, and other inputs. The discount rates applied to the cash flows in the valuation of MSRs are market-based and provided on a pretax basis. The prepayment rate is derived from dynamic modeling, which is compared to actual prepayment rates annually for reasonableness. The average cost to service a loan is based on the number of loans serviced and the total costs to service the loans.